SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         [x] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2)
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                The Pillar Funds
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

         1) Title of each class of securities to which transaction applies:
            -------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:
            -------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *
            -------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:
            -------------------------------------------------------------------

         5) Total fee paid:
            -------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid: _______________________________________________
    2)  Form, Schedule or Registration Statement No.: _________________________
    3)  Filing Party: _________________________________________________________
    4)  Date Filed: ___________________________________________________________

                                THE PILLAR FUNDS
                                Two Oliver Street
                           Boston, Massachusetts 02109

                               Equity Growth Fund
                                Equity Value Fund
                               Equity Income Fund
                                  Balanced Fund
                                  Mid Cap Fund
                                Fixed Income Fund
                      New Jersey Municipal Securities Fund
                     Pennsylvania Municipal Securities Fund
                   (each, a "Fund," and together, the "Funds")

                                 PROXY STATEMENT

Dear Shareholder:

     The enclosed proxy statement solicits your vote as a Shareholder of a Fund for the purpose of approving changes in the Funds' fundamental investment policies.

     A Special Meeting of Shareholders of the Funds has been scheduled for April 15, 1999. While you are, of course, welcome to join us at the meeting, most Shareholders cast their votes by filling out and signing the proxy card that accompanies this proxy statement.

     The enclosed proxy statement is designed to give you information relating to the proposals on which you will be asked to vote. We encourage you to support the Trustees' recommendation. The proposals described in the proxy statement relate to the following matters for the following Funds:

     All Funds                  1. A Proposal to revise a fundamental investment
                                   policy to increase, from 10% to 33-1/3%, the Fund's ability to borrow money for temporary or emergency purposes.

     All Funds (except
     Equity Growth)             2. A Proposal to revise a fundamental investment
                                   policy to permit the Fund to invest in
                                   futures contracts, commodities and
                                   commodities contracts.

     All Funds (except New      3. A Proposal to revise a fundamental limitation
     Jersey Municipal              of the Fund to increase, from 5% to 10%, the
     Securities and                Fund's ability to acquire the voting
     Pennsylvania Municipal        securities of any one issuer and to apply the
     Securities)                   10% limit on ownership of voting
                                   securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

     All Funds (except Equity
     Growth)                    4. A Proposal to reclassify as "non-fundamental"
                                   a fundamental limitation of the Fund
                                   regarding investing in companies for the purpose of exercising control.

     All Funds (except Equity
     Growth)                    5. A Proposal to reclassify as "non-fundamental"
                                   a fundamental limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

                   SHAREHOLDERS OF EACH FUND VOTE SEPARATELY.

     Your vote is important to us. Please mark, sign and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a postage-paid envelope. If you have any questions about the proposals, please do not hesitate to call us at 1-800-932-7782. Thank you for taking the time to consider these important proposals and for your investment in the Funds.

                                 Sincerely,

                                 /s/ Mark E. Nagle
                                     --------------
                                     Mark E. Nagle
                                     President


                                 -----------------------------------------------
                                 Distributed By SEI Investments Distribution Co.

                                THE PILLAR FUNDS
                                Two Oliver Street
                           Boston, Massachusetts 02109

                               Equity Growth Fund
                                Equity Value Fund
                               Equity Income Fund
                                  Balanced Fund
                                  Mid Cap Fund
                                Fixed Income Fund
                      New Jersey Municipal Securities Fund
                     Pennsylvania Municipal Securities Fund
                   (each, a "Fund," and together, the "Funds")

                               -------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To be Held on April 15, 1999


     Notice is hereby given that a Special Meeting (the "Special Meeting") of Shareholders of the Funds of The Pillar Funds (the "Trust"), a Massachusetts business trust, will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on April 15, 1999 at 3:30 p.m., Eastern time, to consider and act on the following matters:

     All Funds                  1. A Proposal to revise a fundamental investment
                                   policy to increase, from 10% to 33-1/3%, the Fund's ability to borrow money for temporary or emergency purposes.

     All Funds (except Equity
     Growth)                    2. A Proposal to revise a fundamental
                                   investment policy to permit the Fund to
                                   invest in futures contracts, commodities and commodities contracts.

     All Funds (except New      3. A Proposal to revise a fundamental limitation
     Jersey Municipal              of the Fund to increase, from 5% to 10%, the
     Securities and                Fund's ability to acquire the voting
     Pennsylvania Municipal        securities of any one issuer and to apply the
     Securities)                   10% limit on ownership of voting securities
                                   of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

     All Funds (except Equity
     Growth)                    4. A Proposal to reclassify as "non-fundamental"
                                   what is currently a "fundamental" limitation of the Fund regarding investing in companies for the purpose of exercising control.

     All Funds (except Equity
     Growth)                    5. A Proposal to reclassify as "non-fundamental"
                                   what is currently a "fundamental" limitation of each Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.


All Shareholders of the Funds are cordially invited to attend the Special Meeting. Regardless of whether you plan to attend the Special Meeting, please complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Special Meeting, you may change your vote, if desired, at that time.

Shareholders of record at the close of business on Friday, February 26, 1999 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                       By Order of the Board of Trustees

                                       /s/ Lynda A. Striegel
                                       ---------------------------------------
                                           Lynda A. Striegel
                                           Assistant Secretary
March 10, 1999

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE.

                                THE PILLAR FUNDS
                                Two Oliver Street
                           Boston, Massachusetts 02109

                               Equity Growth Fund
                                Equity Value Fund
                               Equity Income Fund
                                  Balanced Fund
                                  Mid Cap Fund
                                Fixed Income Fund
                      New Jersey Municipal Securities Fund
                     Pennsylvania Municipal Securities Fund
                   (each, a "Fund," and together, the "Funds")
                               ------------------

                                 PROXY STATEMENT
                               ------------------

     This Proxy Statement is furnished by the Board of Trustees of The Pillar Funds (the "Trust") on behalf of the Funds in connection with the solicitation of proxies for use at the Special Meeting of Shareholders to be held on April 15, 1999 at 3:30 p.m., Eastern time, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 (the "Special Meeting" or "Meeting"). Shareholders of record of the Funds at the close of business on Friday, February 26, 1999 (the "Record Date") are entitled to vote at the Meeting.

     As of February 26, 1999, the Funds had the following shares issued and outstanding:


      Fund                             Number of Issued and Outstanding Shares
Equity Growth Fund
Equity Value Fund
Equity Income Fund
Balanced Fund
Mid Cap Fund
Fixed Income Fund
New Jersey Municipal Securities Fund
Pennsylvania Municipal Securities Fund

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

In addition to the solicitation of proxies by mail, Trustees and officers of the Funds and officers and employees of SEI Investments Company ("SEI") or third parties hired for the purpose, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The general cost of solicitation will be borne by Summit

Bank Investment Management Division, a division of Summit Bank (the "Advisor"). It is expected that the Notice of Special Meeting, the Proxy Statement and Proxy Card will be mailed to Shareholders on or about Wednesday, March 10, 1999.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at One Freedom Valley Drive, Oaks, PA 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Funds to vote on: (1) the Proposal to revise a fundamental investment policy to increase, from 10% to 33-1/3%, the Funds' ability to borrow money for temporary or emergency purposes; (2) the Proposal to revise a fundamental investment policy to permit the Funds to invest in futures contracts, commodities and commodities contracts; (3) the Proposal revise a fundamental limitation of the Funds to increase, from 5% to 10%, the Funds' ability to acquire the voting securities of any one issuer and to apply the 10% limit on ownership of voting securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets; (4) the Proposal to reclassify as "non-fundamental" a fundamental limitation of the Funds regarding investing in companies for the purpose of exercising control; and (5) the Proposal to reclassify as "non-fundamental" a fundamental limitation of the Funds that restrict the Funds' ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust. PROPOSAL 1 APPLIES TO EACH OF THE FUNDS. PROPOSAL 3 APPLIES TO EACH OF THE FUNDS EXCEPT THE NEW JERSEY MUNICIPAL SECURITIES FUND AND PENNSYLVANIA MUNICIPAL SECURITIES FUND, WHICH ARE NOT SUBJECT TO THE POLICY DISCUSSED IN THE PROPOSAL. PROPOSALS 2, 4 AND 5 APPLY TO EACH OF THE FUNDS EXCEPT THE EQUITY GROWTH FUND, WHICH ALREADY HAS THE POLICIES DISCUSSED IN THOSE PROPOSALS.

SHAREHOLDERS OF EACH FUND WILL VOTE SEPARATELY ON THE FOLLOWING PROPOSALS:

Shareholder approval is also being sought with respect to five of the Funds' fundamental limitations. The revision to the first limitation would increase the Funds' ability to borrow money for temporary emergency purposes. The Funds' increased flexibility would remain consistent with the Investment Company Act of 1940 (the "1940 Act") limitations on the borrowing practices of investment companies. The revision to the second limitation would enable the Funds to invest in futures contracts, commodities and commodities contracts. The Funds' ability to invest in futures contracts, commodities and commodities contracts is consistent with the other series of the Trust and will provide the Funds with flexibility to adapt to developments and opportunities in the futures markets. The revision to the third limitation would increase the Funds' ability to acquire the voting securities of any one issuer. The Funds' increased flexibility would remain consistent with the 1940 Act's definition of a "diversified" investment company. The Trustees have proposed that the other two fundamental limitations be reclassified as non- fundamental. Each was originally characterized as fundamental to satisfy requirements that certain state securities agencies previously promulgated but that no longer apply. A "fundamental" limitation may not be changed without the consent of the holders of a majority of the Funds' outstanding shares, whereas a "non-fundamental" limitation may be changed by the Trustees.

Required Vote

With respect to each Proposal, a "vote of majority of the outstanding voting securities" of the Fund is required, which is defined under the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The changes to the Funds' fundamental policies will become effective immediately upon Shareholder approval. If a Proposal is not approved by a vote of Shareholders of a Fund, the current policy as applied to the Fund will remain unchanged.

     The Board recommends that you cast your vote:

     o FOR approval of the Revision of the Fundamental Limitation Regarding the Borrowing Provisions of the Funds;

     o FOR approval of the Revision of the Fundamental Limitation Regarding Investments in Futures Contracts, Commodities and Commodities Contracts;

     o FOR approval of the Revision of the Fundamental Limitation Regarding the Acquisition of Voting Securities of a Single Issuer;

     o FOR approval of the Reclassification as "Non-Fundamental" the Fund's Fundamental Limitation Regarding Investing in Companies to Exercise Control; and

     o FOR approval of the Reclassification as "Non-Fundamental" the Fund's Fundamental Limitation Regarding Permissible Fund Investments of certain Trust and Advisory Personnel.

     All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with their marked instructions. Properly executed proxy cards received prior to the Meeting on which no vote is indicated will be voted "FOR" the Proposals. Votes that are withheld and proxy cards signed and returned by brokers without voting on a proposal ("broker non-votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present. With respect to each Proposal, abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal to which they relate. A majority of the outstanding Shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting.

     Shareholders who execute proxy cards may revoke them at any time before they are voted by filing with the Trust a written notice of revocation, by delivering a duly executed proxy card bearing a later date or by attending the Meeting and voting in person.

PROPOSAL 1: APPROVAL OR DISAPPROVAL OF REVISION OF A FUNDAMENTAL INVESTMENT
            POLICY TO INCREASE, FROM 10% TO 33-1/3%, THE FUND'S ABILITY TO BORROW MONEY FOR TEMPORARY OR EMERGENCY PURPOSES.

     The Trustees of the Trust have determined that it would be in the best interest of the Funds and their Shareholders to revise the Funds' fundamental limitation which prohibits the Funds from borrowing money for temporary or emergency purposes in amounts which exceed 10% of the value of total assets of a Fund. The proposed limitation would replace the 10% limit with a 33-1/3% limit. The Funds' current investment policy states:

     Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

     Subject to Shareholder approval, the Trust intends to replace the Funds' current fundamental policy with the following:

     Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. For the Equity Growth Fund, Equity Value Fund, Equity Income Fund, Mid Cap Fund, Balanced Fund, Fixed Income Fund, New Jersey Municipal Securities Fund and Pennsylvania Municipal Securities Fund the amount borrowed may not exceed 33-1/3% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

     As revised, this policy will remain in accordance with the provisions of the 1940 Act regarding the borrowing activities of registered investment companies but will provide the Funds with the maximum flexibility to borrow money for temporary or emergency purposes. Adoption of Proposal 1 is not expected to affect, in the foreseeable future, the way in which the Funds are managed, the investment performance of the Funds, or the instruments in which the Funds invest.

     If Proposal 1 is approved, the amended fundamental limitation may not be changed again without a vote of Shareholders of the Funds.

PROPOSAL 1 RELATES TO ALL FUNDS.  THE TRUSTEES RECOMMEND THAT THE
SHAREHOLDERS VOTE FOR PROPOSAL 1.

                              --------------------




PROPOSAL 2:  APPROVAL OR DISAPPROVAL OF REVISION OF A FUNDAMENTAL INVESTMENT
             POLICY TO PERMIT THE FUNDS TO INVEST IN FUTURES CONTRACTS, COMMODITIES AND COMMODITIES CONTRACTS.

     The Trustees of the Trust have determined that it would be in the best interest of the Funds and their Shareholders to revise the Funds' fundamental limitation which prohibits the Funds from investing in futures contracts, commodities and commodities contracts. The Funds' current investment policy states:

     Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts; provided that this shall not prevent a Fund from investing in readily marketable securities of issuers which own or invest in real estate, or commodities or commodities contracts; and provided that the Equity Growth, High Yield Bond, Equity Index and the International Equity Funds can invest in futures contracts, commodities and commodities contracts.

     Subject to Shareholder approval, the Trust intends to replace the Funds' current fundamental policy with the following:

     Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts; provided that this shall not prevent a Fund from investing in readily marketable securities of issuers which own or invest in real estate, or commodities or commodities contracts; and provided that the Equity Growth, Equity Value, Equity Income, Equity Index, Mid Cap, Balanced, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, High Yield Bond and International Equity Funds can invest in futures contracts, commodities and commodities contracts.

     As revised, this policy will give the Equity Value Fund, Equity Income Fund, Mid Cap Fund, Balanced Fund, Fixed Income Fund, New Jersey Municipal Securities Fund and Pennsylvania Municipal Securities Fund the same ability to invest in futures contracts, commodities and commodities contracts that the Equity Growth Fund, Equity Index Fund, International Equity Fund and High Yield Bond Fund currently have. Revising the policy will provide the Funds with flexibility to adapt to developments and opportunities in the futures markets. Adoption of Proposal 2 is not expected to significantly affect, in the foreseeable future, the way in which the Funds are managed, the investment performance of the Funds, or the instruments in which the Funds invest.

     If Proposal 2 is approved, the amended fundamental limitation may not be changed again without a vote of Shareholders of the Funds.

PROPOSAL 2 RELATES TO ALL FUNDS EXCEPT THE EQUITY GROWTH FUND. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2.

                              --------------------

PROPOSAL 3: APPROVAL OR DISAPPROVAL OF REVISION OF A FUNDAMENTAL LIMITATION
            OF EACH FUND TO INCREASE, FROM 5% TO 10%, THE FUND'S ABILITY TO ACQUIRE THE VOTING SECURITIES OF ANY ONE ISSUER AND TO APPLY THE 10% LIMIT ON OWNERSHIP OF VOTING SECURITIES OF AN ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND, RATHER THAN 100% OF ITS TOTAL ASSETS.

     The Trustees of the Trust have determined that it would be in the best interest of the Funds and their Shareholders to revise each Fund's fundamental limitation which prohibits each Fund from acquiring more than 5% of the outstanding voting securities of any one issuer. The proposed limitation would replace the 5% limit that applies to 100% of the Fund's assets with a 10% limit, which would apply to 75% of the Fund's assets. The revised policy will also clarify that the securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the limitation. The Fund's current investment policy states:

     Each Fund may not acquire more than 5% of the voting securities of any one issuer. The International Equity Fund may not, with respect to 75% of the Fund's assets, acquire more than 10% of any class of the outstanding voting securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). This restriction does not apply to the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds.

     Subject to Shareholder approval, the Trust intends to replace the Funds' current fundamental policy with the following:

     Each Fund may not acquire more than 5% of the voting securities of any one issuer. The Equity Growth Fund, Equity Value Fund, Equity Income Fund, Mid Cap Fund, Balanced Fund, International Equity Fund and Fixed Income Fund may not, with respect to 75% of the Fund's assets, acquire more than 10% of any class of the outstanding voting securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). This restriction does not apply to the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds.

     As revised, this policy will conform to the diversification requirements of the 1940 Act. If Proposal 3 is approved, each Fund would be required to invest 75% of its total assets so that the Fund owned no more than 10% of the voting securities of any one issuer. The current limitation applies to all of the Fund's assets, but under the amended limitation would apply only to 75% of each Fund's assets. As to the remaining 25% of total assets, there would be no direct limitation on the amount of voting securities of a single issuer that the Fund could hold. Having increased flexibility to acquire larger positions in the securities of individual issuers may provide opportunities to enhance each Fund's performance. At the same time, investing a larger percentage of a Fund's assets in a single issuer's securities increases the Fund's exposure to risks associated with that issuer's financial condition and business operations, including market risk and the risk of bankruptcy or default. Adoption of Proposal 3 is not expected to affect, in the foreseeable future, the way in which each Fund is managed, the investment performance of each Fund, or the instruments in which each invests.

     If Proposal 3 is approved, the new fundamental limitation may not be changed without a vote of Shareholders of a the Funds.

PROPOSAL 3 RELATES TO ALL FUNDS EXCEPT THE NEW JERSEY MUNICIPAL SECURITIES AND PENNSYLVANIA MUNICIPAL SECURITIES FUNDS. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 3.

                              --------------------

PROPOSAL 4: APPROVAL OR DISAPPROVAL OF RECLASSIFICATION AS "NON-FUNDAMENTAL" A
            FUNDAMENTAL LIMITATION OF THE FUND REGARDING THE INVESTING IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL.

     The Trustees of the Trust have determined that it would be in the best interest of each Fund and their Shareholders to reclassify as non-fundamental each Fund's policy that states that the Fund may not invest in companies for the purpose of exercising control. The policy was originally characterized as fundamental to satisfy certain state law requirements that were recently superseded by federal law. Adoption of the proposed policy is not expected to affect, in the foreseeable future, the manner in which each Fund is managed, the investment performance of each Fund, or the instruments in which each invests. However, a "fundamental" limitation may not be changed without the consent of the holders of a majority of the Fund's outstanding shares, whereas a "non-fundamental" limitation may be changed by the Trustees.

     Accordingly, the Trust proposes to change the policy from a fundamental policy to a non-fundamental policy to give the Board of Trustees the flexibility to change the policy in the future as it deems appropriate in the interest of investors in the Funds.

PROPOSAL 4 RELATES TO ALL FUNDS EXCEPT THE EQUITY GROWTH FUND. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 4.

                              --------------------

PROPOSAL 5: APPROVAL OR DISAPPROVAL OF RECLASSIFICATION AS "NON-FUNDAMENTAL"
            A FUNDAMENTAL LIMITATION OF THE FUND THAT RESTRICTS THE FUND'S ABILITY TO PURCHASE SECURITIES OF ISSUERS WHOSE SECURITIES ARE OWNED BY THE OFFICERS, TRUSTEES, PARTNERS AND DIRECTORS OF THE TRUST OR ANY INVESTMENT ADVISOR OF THE TRUST.

     The Trustees of the Trust have determined that it would be in the best interest of each Fund and its Shareholders to reclassify as non-fundamental each Fund's policy that states that the Fund may not purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment advisor of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities. The policy was originally characterized as fundamental to satisfy certain state law requirements that were recently superseded by federal law. Adoption of the proposed policy is not expected to affect, in the foreseeable future, the manner in which each Fund is managed, the investment performance of each Fund, or the instruments in which each invests. However, a "fundamental" limitation may not be changed without the consent of the holders of a majority of each Fund's outstanding shares, whereas a "non- fundamental" limitation may be changed by the Trustees.

     Accordingly, the Trust proposes to change the policy from a fundamental policy to a non-fundamental policy to give the Board of Trustees the flexibility to change the policy in the future as it deems appropriate in the interest of investors in the Funds.

PROPOSAL 5 RELATES TO ALL FUNDS EXCEPT THE EQUITY GROWTH FUND. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 5.

                              --------------------

GENERAL INFORMATION ABOUT THE FUNDS AND OTHER MATTERS

Investment Advisor
     Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), located at 210 Main Street, Hackensack, New Jersey, 07601, acts as the Funds' Advisor. The Advisor is independent of SEI Investments Mutual Funds Services (the "Administrator") and discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.

Administrator
     The Administrator, located at One Freedom Valley Drive, Oaks, Pennsylvania, 19456, acts as the Funds' administrator.

Distribution
     SEI Investments Distribution Co. (the "Distributor"), located at One Freedom Valley Drive, Oaks, Pennsylvania, 19456, acts as the Funds' distributor. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which is located at the same address.

Fund Transactions
     For the fiscal year ended December 31, 1998, the Funds paid the following brokerage commissions to affiliated brokers:


Fund                            Brokerage Commissions Paid to Affiliated Brokers

Equity Growth Fund

Equity Value Fund

Equity Income Fund

Balanced Fund

Mid Cap Fund

Fixed Income Fund

New Jersey Municipal Securities Fund

Pennsylvania Municipal Securities Fund

Beneficial Ownership
     As of February 26, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.


                                                                                      Percent of Beneficial
Fund                                   Name and Address                               Ownership
----                                   ----------------                               ----------------------
Equity Growth Fund

Equity Value Fund

Equity Income Fund

Balanced Fund

Mid Cap Fund

Fixed Income Fund

New Jersey Municipal Securities
Fund

Pennsylvania Municipal Securities
Fund

Adjournment
     In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Advisor.

Shareholder Proposals
     Shareholders wishing to submit proposals for inclusion in a future proxy statement for a subsequent meeting should send their written proposals to The Pillar Funds, c/o SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456.

Reports to Shareholders
     The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to SEI Investments Company, One Freedom Valley Road, Oaks, PA 19456 or by calling 800-932-7782.

Other Matters
     The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                        --------------------------------

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                THE PILLAR FUNDS
                                Two Oliver Street
                           Boston, Massachusetts 02109

                               Equity Growth Fund

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 April 15, 1999

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Equity Growth Fund (the "Fund") hereby appoint(s) Lynda J. Striegel, Joseph M. O' Donnell and Michael G. Bellopede, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Thursday, April 15, 1999, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matter:

1. A Proposal to revise a fundamental investment policy to increase, from 10% to 33-1/3%, the Fund's ability to borrow money for temporary or emergency purposes.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

3. A Proposal to revise a fundamental limitation of the Fund to increase, from 5% to 10%, the Fund's ability to acquire the voting securities of any one issuer and to apply the 10% limit on ownership of voting securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

                  [ ] FOR     [ ] AGAINST            [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________1999


_____________________________________________
Signature

_____________________________________________
Signature

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR the Proposals.

Please date, sign and return promptly.

                                THE PILLAR FUNDS
                                Two Oliver Street
                           Boston, Massachusetts 02109

                                Equity Value Fund

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 April 15, 1999

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Equity Value Fund (the "Fund") hereby appoint(s) Lynda J. Striegel, Joseph M. O' Donnell and Michael G. Bellopede, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Thursday, April 15, 1999, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

1. A Proposal to revise a fundamental investment policy to increase, from 10% to 33-1/3%, the Fund's ability to borrow money for temporary or emergency purposes.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

2. A Proposal to revise a fundamental investment policy to permit the Fund to invest in futures contracts, commodities and commodities contracts.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

3. A Proposal to revise a fundamental limitation of the Fund to increase, from 5% to 10%, the Fund's ability to acquire the voting securities of any one issuer and to apply the 10% limit on ownership of voting securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

4. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund regarding investing in companies for the purpose of exercising control.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

5. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________1999


_____________________________________________
Signature

_____________________________________________
Signature

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR the Proposal.

Please date, sign and return promptly.

                                THE PILLAR FUNDS
                                Two Oliver Street
                           Boston, Massachusetts 02109

                               Equity Income Fund

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 April 15, 1999

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Equity Income Fund (the "Fund") hereby appoint(s) Lynda J. Striegel, Joseph M. O' Donnell and Michael G. Bellopede, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Thursday, April 15, 1999, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

1. A Proposal to revise a fundamental investment policy to increase, from 10% to 33-1/3%, the Fund's ability to borrow money for temporary or emergency purposes.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

2. A Proposal to revise a fundamental investment policy to permit the Fund to invest in futures contracts, commodities and commodities contracts.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

3. A Proposal to revise a fundamental limitation of the Fund to increase, from 5% to 10%, the Fund's ability to acquire the voting securities of any one issuer and to apply the 10% limit on ownership of voting securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

4. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund regarding investing in companies for the purpose of exercising control.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

5. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________1999


_____________________________________________
Signature

_____________________________________________
Signature

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR the Proposal.

Please date, sign and return promptly.

                                THE PILLAR FUNDS
                                Two Oliver Street
                           Boston, Massachusetts 02109

                                  Balanced Fund

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 April 15, 1999

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Balanced Fund (the "Fund") hereby appoint(s) Lynda J. Striegel, Joseph M. O' Donnell and Michael G. Bellopede, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Thursday, April 15, 1999, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

1. A Proposal to revise a fundamental investment policy to increase, from 10% to 33-1/3%, the Fund's ability to borrow money for temporary or emergency purposes.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

2. A Proposal to revise a fundamental investment policy to permit the Fund to invest in futures contracts, commodities and commodities contracts.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

3. A Proposal to revise a fundamental limitation of the Fund to increase, from 5% to 10%, the Fund's ability to acquire the voting securities of any one issuer and to apply the 10% limit on ownership of voting securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

4. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund regarding investing in companies for the purpose of exercising control.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

5. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________1999


____________________________________________
Signature

____________________________________________
Signature

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR the Proposal.

Please date, sign and return promptly.

                                THE PILLAR FUNDS
                                Two Oliver Street
                           Boston, Massachusetts 02109

                                  Mid Cap Fund

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 April 15, 1999

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Mid Cap Fund (the "Fund") hereby appoint(s) Lynda J. Striegel, Joseph M. O' Donnell and Michael G. Bellopede, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Thursday, April 15, 1999, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

1. A Proposal to revise a fundamental investment policy to increase, from 10% to 33-1/3%, the Fund's ability to borrow money for temporary or emergency purposes.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

2. A Proposal to revise a fundamental investment policy to permit the Fund to invest in futures contracts, commodities and commodities contracts.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

3. A Proposal to revise a fundamental limitation of the Fund to increase, from 5% to 10%, the Fund's ability to acquire the voting securities of any one issuer and to apply the 10% limit on ownership of voting securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

4. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund regarding investing in companies for the purpose of exercising control.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

5. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________1999


_____________________________________________
Signature

_____________________________________________
Signature

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR the Proposal.

Please date, sign and return promptly.

                                THE PILLAR FUNDS
                                Two Oliver Street
                           Boston, Massachusetts 02109

                                Fixed Income Fund

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 April 15, 1999

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Fixed Income Fund (the "Fund") hereby appoint(s) Lynda J. Striegel, Joseph M. O' Donnell and Michael G. Bellopede, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Thursday, April 15, 1999, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

1. A Proposal to revise a fundamental investment policy to increase, from 10% to 33-1/3%, the Fund's ability to borrow money for temporary or emergency purposes.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

2. A Proposal to revise a fundamental investment policy to permit the Fund to invest in futures contracts, commodities and commodities contracts.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

3. A Proposal to revise a fundamental limitation of the Fund to increase, from 5% to 10%, the Fund's ability to acquire the voting securities of any one issuer and to apply the 10% limit on ownership of voting securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

4. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund regarding investing in companies for the purpose of exercising control.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

5. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________1999


_____________________________________________
Signature

_____________________________________________
Signature

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR the Proposal.

Please date, sign and return promptly.

                                THE PILLAR FUNDS
                                Two Oliver Street
                           Boston, Massachusetts 02109

                      New Jersey Municipal Securities Fund

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 April 15, 1999

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the New Jersey Municipal Securities Fund (the "Fund") hereby appoint(s) Lynda J. Striegel, Joseph M. O' Donnell and Michael G. Bellopede, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Thursday, April 15, 1999, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

1. A Proposal to revise a fundamental investment policy to increase, from 10% to 33-1/3%, the Fund's ability to borrow money for temporary or emergency purposes.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

2. A Proposal to revise a fundamental investment policy to permit the Fund to invest in futures contracts, commodities and commodities contracts.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

4. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund regarding investing in companies for the purpose of exercising control.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

5. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________1999


_____________________________________________
Signature

_____________________________________________
Signature

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR the Proposal.

Please date, sign and return promptly.

                                THE PILLAR FUNDS
                                Two Oliver Street
                           Boston, Massachusetts 02109

                     Pennsylvania Municipal Securities Fund

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 April 15, 1999

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Pennsylvania Municipal Securities Fund (the "Fund") hereby appoint(s) Lynda J. Striegel, Joseph M. O' Donnell and Michael G. Bellopede, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Thursday, April 15, 1999, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

1. A Proposal to revise a fundamental investment policy to increase, from 10% to 33-1/3%, the Fund's ability to borrow money for temporary or emergency purposes.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN


2. A Proposal to revise a fundamental investment policy to permit the Fund to invest in futures contracts, commodities and commodities contracts.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN


4. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund regarding investing in companies for the purpose of exercising control.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

5. A Proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________1999

_____________________________________________
Signature

_____________________________________________
Signature

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR the Proposal.

Please date, sign and return promptly.